                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ C. Scott Gibson
                                          --------------------------------------
                                          Signature

                                                  C. Scott Gibson
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Ken J. Bradley
                                          --------------------------------------
                                          Signature

                                                  Ken J. Bradley
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Richard J. Faubert
                                          --------------------------------------
                                          Signature

                                                  Richard J. Faubert
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Dr. William W. Lattin
                                          --------------------------------------
                                          Signature

                                                  Dr. William W. Lattin
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Kevin C. Melia
                                          --------------------------------------
                                          Signature

                                                  Kevin C. Melia
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Carl Neun
                                          --------------------------------------
                                          Signature

                                                  Carl Neun
                                          --------------------------------------
                                          Type or Print Name

                                                                      Exhibit 24

                                POWER OF ATTORNEY

     (Form S-8 Registration Statement for 1996 Employee Stock Purchase Plan)

      The undersigned, an officer and/or director of RadiSys Corporation (the "Company"), does hereby constitute and appoint Scott C. Grout and Julia Harper, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company issuable pursuant to the Company's 1996 Employee Stock Purchase Plan, including specifically, but without limitation, power and authority to sign his name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: June 17, 2004.

                                                  /s/ Jean-Pierre D. Patkay
                                          --------------------------------------
                                          Signature

                                                  Jean-Pierre D. Patkay
                                          --------------------------------------
                                          Type or Print Name